UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2024

QuickLogic Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Lundy Avenue, San Jose, CA		95131-1816
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	QUIK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 / 3

Item 4.01 Changes in Registrant's Certifying Accountants

(a) Termination of Independent Registered Public Accounting Firm

On June 5, 2024, QuickLogic Corporation ("QuickLogic" or the "Company") notified Moss Adams LLP ("Moss Adams") of its dismissal as the Company's independent registered public accounting firm, effective as of June 4, 2024. The Company's Audit Committee (the "Audit Committee") unanimously approved the decision to dismiss Moss Adams.

The reports of Moss Adams on the consolidated financial statements for the two most recent fiscal years ended January 1, 2023 and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended January 1, 2023 and December 31, 2023, and the subsequent interim periods up to and including the date of Moss Adam's dismissal, there were no (i) disagreements between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Moss Adams to make reference to the subject matter of such disagreements in connection with its report on the Company's consolidated financial statements, or (ii) "reportable events," as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended.

The Company provided Moss Adams with a copy of the disclosures it is making in this Item 4.01 of this Form 8-K and requested that Moss Adams furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of Independent Registered Public Accounting Firm

On June 4, 2024, the Company appointed Frank, Rimerman + Co. LLP ("Frank, Rimerman") as its new independent registered public accounting firm. The Audit Committee unanimously approved the engagement of Frank, Rimerman.

During the Company's two most recent fiscal years ended January 1, 2023 ended and December 31, 2023, and the subsequent interim periods up to and including the date of Moss Adam's dismissal, neither the Company nor anyone on its behalf has consulted Frank, Rimerman with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with Moss Adams, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Moss Adams LLP, dated June 6, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

2 / 3

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2024	QuickLogic Corporation

/s/Elias Nader
Elias Nader Chief Financial Officer, and Senior Vice-President, Finance

3 / 3